PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment [Abstract]
SCHEDULE OF PROPERTY AND EQUIPMENT, NET

Property and equipment, net consist of the following:

	As of December 31,
	2021	2020
Computer and office equipment	$82,298	$81,437
Furniture & fixtures	122,185	126,966
Leasehold improvements	202,570	210,496
Vehicle	98,702	102,564
Subtotal	505,755	521,463
Less: accumulated depreciation	(289,956)	(223,154)
Total	$215,799	$298,309